     As filed with the Securities and Exchange Commission on May 29, 1997

                                                      REGISTRATION NO. 333-19057
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                             ---------------------

                                  FORM S-8/A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 1

                             ---------------------

                           MEDALLION FINANCIAL CORP.
             (Exact Name of Registrant as Specified in its Charter)

                Delaware                                     04-3291176
(State or Other Jurisdiction of Incorporation)            (I.R.S. Employer
                                                         Identification No.)

          205 East 42nd Street, Suite 2020, New York, New York  10017
                    (Address of Principal Executive Offices)

                             ---------------------

                            1996 STOCK OPTION PLAN
                           (Full Title of the Plan)

                                ALVIN MURSTEIN
                     Chairman and Chief Executive Officer
                           Medallion Financial Corp.
                       205 East 42nd Street, Suite 2020
                           New York, New York  10017
                                (212) 682-3300
           (Name, Address and Telephone Number of Agent for Service)

                                with copies to:

                             Steven N. Farber, Esq.
                               Palmer & Dodge LLP
                               One Beacon Street
                          Boston, Massachusetts 02108
                                 (617) 573-0100

                             ---------------------






                                  Page 1 of 5
                        Exhibit Index Appears at Page 5

     Medallion Financial Corp. incorporates by reference herein Part I and Items 4 through 7 and 9 of Part II of the initial filing of this Registration Statement on Form S-8 (File No. 33-19057) as filed with the Securities and Exchange Commission on December 31, 1996.

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

The following documents filed with the Commission are incorporated herein by reference:

     (a) The Registrant's Prospectus dated May 13, 1997 relating to 4,000,000 shares of its Common Stock, filed pursuant to Rule 497(h)(1) of the Securities Act on May 13, 1997, which contains (i) audited consolidated financial statements for the Registrant's fiscal year ended December 31, 1996, the latest fiscal year for which such statements have been filed by the Registrant, and
(ii) unaudited pro forma combined financial statements for the Registrant's fiscal year ended December 31, 1996.

     (b) All other reports of the Registrant filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
                                                               ------------
since the end of the fiscal year covered by the Prospectus referred to in (a) above.

     (c) The description of the Registrant's Common Stock contained in its Registration Statement on Form 8-A (File No. 0-27812) filed on February 27, 1996, and any amendment or report filed hereafter for the purpose of updating such description.

     All documents filed after the date of this Registration Statement by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act and prior to the filing of a post-effective amendment which indicates that all shares of Common Stock offered hereunder have been sold or which deregisters all shares of Common Stock remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such reports and documents.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 27th day of May, 1997.

                                         MEDALLION FINANCIAL CORP.
                                         (Registrant)


                                         By:/s/ Alvin Murstein
                                            ------------------------------------
                                                Alvin Murstein, Chairman and
                                                Chief Executive Officer


                               POWER OF ATTORNEY

     We, the undersigned officers and directors of Medallion Financial Corp., hereby severally constitute and appoint Alvin Murstein, Andrew Murstein, Daniel
F. Baker and Steven N. Farber, and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including any post-effective amendments thereto), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities indicated on this 27th day of May, 1997:

Signature                             Capacity
---------                             --------


/s/ Alvin Murstein                    Chairman and Chief Executive Officer
-------------------------------       (Principal Executive Officer)
Alvin Murstein


/s/ Daniel F. Baker                   Chief Financial Officer
-------------------------------       (Principal Financial Officer and Principal
Daniel F. Baker                       Accounting Officer)


/s/ Mario M. Cuomo                    Director
-------------------------------
Mario M. Cuomo

/s/ Stanley Kreitman                  Director
-------------------------------
Stanley Kreitman


/s/ David L. Rudnick                  Director
-------------------------------
David L. Rudnick


/s/ Benjamin Ward                     Director
-------------------------------
Benjamin Ward

                                 EXHIBIT INDEX


Exhibit
Number                             Description
------                             -----------
4.1         Amended and Restated Certificate of Incorporation of Medallion
            Financial Corp. Filed as Exhibit a to the Registrant's Registration
            Statement on Form N-2 (File No. 333-1670) and incorporated herein by reference.

4.2         Amended and Restated By-Laws of Medallion Financial Corp. Filed as
            Exhibit b to the Registrant's Registration Statement on Form N-2
            (File No. 333-1670) and incorporated herein by reference.

5 Opinion of Palmer & Dodge LLP as to the legality of the securities registered hereunder.*

23.1 Consent of Arthur Andersen LLP, independent accountants, relating to its report concerning Medallion Financial Corp. dated February 19,
            1997.+

23.2        Consent of Palmer & Dodge LLP (contained in Exhibit 5).*

23.3 Consent of Arthur Andersen LLP, independent accountants, relating to its report concerning Edwards Capital Company dated March 26, 1997.+

23.4 Consent of Arthur Andersen LLP, independent accountants, relating to its report concerning Transportation Capital Corp. dated March 26,
            1997.+

23.5 Consent of Arthur Andersen LLP, independent accountants, relating to its report concerning Tri-Magna Corporation dated March 26, 1997.+

23.6 Consent of Coopers & Lybrand L.L.P., independent accountants, relating to its report concerning Transportation Capital Corp. dated
            October 24, 1995.+

23.7 Consent of Friedman Alpren & Green LLP, independent accountants, relating to its report concerning Edwards Capital Company dated
            January 28, 1995.+

24          Power of Attorney (included in the signature page hereto).

-----------------------

*  Filed on December 31, 1996.
+  Filed herewith.